                                             July 8, 2011

Thor Industries, Inc.
419 West Pike Street
Jackson Center, Ohio 54334
Attention: Chief Executive Officer

Reference is hereby made to the Registration Rights Agreement, dated as of September 16, 2010, by and among Thor Industries, Inc., a Delaware corporation (the “Company”), Catterton Partners VI, L.P., Catterton Partners VI Offshore, L.P., CP6 Interest Holdings, LLC, CPVI Coinvest, LLC (collectively, the “CP Parties”) and the other parties signatory thereto (as amended, restated or otherwise modified from time to time, the “Agreement”).  All capitalized terms used, and not defined herein, shall have the meanings ascribed to them in the Agreement.

The Company and the CP Parties desire to amend the Agreement, as follows:

1.	The Company shall have no obligation to file the S-3 Registration Statement earlier than September 16, 2011.

2.
In addition to the rights set forth in the Agreement, upon the written request of the CP Parties (the “CP Written Request”), the Company shall have the obligation to file with the SEC a Registration Statement on Form S-3 (the “Demand Registration”) covering the registration of Company Shares held by the CP Parties that were acquired by the CP Parties or affiliated transferors pursuant to the Purchase Agreement (including additional Company Shares issued as a result of stock splits and dividends related thereto) (collectively, the “CP Parties Demand Shares”).  The request contemplated by this paragraph 2 shall be made in writing and delivered to the Company pursuant to the notice provisions of the Agreement.  Subject to the limitations set forth in paragraph 3 below, the Company shall use all commercially reasonable best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the CP Parties Demand Shares as are specified in such request; provided that (i) if, at the time that the CP Parties request the Demand Registration, the Company is a Well-Known Seasoned Issuer (as defined in the Securities Act and the rules and regulations promulgated thereunder), the Company shall use its commercially reasonable best efforts to cause the Demand Registration Statement to be declared effective within fifteen (15) Business Days following receipt of the CP Written Request or (ii) if, at the time that the CP Parties request the Demand Registration, the Company is not a Well-Known Seasoned Issuer, the Company shall use its commercially reasonable best efforts to cause the Demand Registration Statement to be declared effective within thirty (30) calendar days following receipt of the CP Written Request.  Notwithstanding anything to the contrary in the Agreement (as amended by this letter agreement and as otherwise amended from time to time), the CP Parties shall have the right to exercise their right for a Demand Registration with respect to any CP Parties Demand Shares, regardless of whether such shares are entitled to be sold under Rule 144 or are no longer deemed Registrable Securities.

3.
The Company shall not be required to effect the Demand Registration unless (a) Form S-3 is available to the Company for the Demand Registration and (b) either (i) the CP Parties register at least 50% of their then remaining CP Parties Demand Shares and the aggregate net proceeds of the Demand Registration  offering is estimated to be at least $10 million in the CP Written Request, or (ii) the aggregate net proceeds of the Demand Registration offering is estimated to be at least $25 million in the CP Written Request.  Additionally, the Company shall have the right to defer the filing of the Demand Registration if the Company shall furnish to the CP Parties who request a registration hereunder a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating (in reasonable detail) that in good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for the Demand Registration to be effected at such time; provided, that (a) the Company shall have the right to so defer the filing of the Registration Statement filed pursuant to the Demand Registration (the “Demand Registration Statement”) only one time during the Demand Registration Period (as defined below) and (b) the Demand Registration Period shall be extended on a day to day basis for each day that the Company defers the filing of the Demand Registration Statement pursuant to this paragraph 3.

4.
The CP Parties may exercise their right to request a Demand Registration at any time commencing on September 17, 2011 and ending on March 31, 2012 (the “Demand Registration Period”).  For the avoidance of doubt, the Demand Registration Period may be extended pursuant to the terms of paragraph 3 above.

5.
The Company shall keep the Demand Registration Statement effective at all times until the earlier of (a) such time as all of the CP Parties Company Shares registered thereunder have been disposed of in accordance with the intended method of disposition set forth in the Demand Registration Statement declared effective by the SEC and (b) such date that is ninety (90) days after the effective date of such Demand Registration Statement, subject to the Company invoking any Blackout Periods pursuant to the Agreement.

6.
For purposes of clarification, none of the Company’s officers or directors shall be required to participate in any direct marketing efforts (including any road shows) involving the sale of the CP Parties Demand Shares.

7.
Except as specifically provided in this letter agreement, no other provision of the Agreement shall be deemed to have been amended by the parties hereto; provided however it is the intention of the parties that in connection with the Demand Registration those provisions in the Agreement addressing the duties, obligations and rights of the parties with respect to the Registration Statement covering Registratable Securities set forth in Sections 4, 5, 6, 7, and 8 shall be deemed to be expanded to include the duties, obligations and rights of the CP Parties and the Company with respect to the Demand Registration and the CP Parties Demand Shares.  The parties acknowledge that the Company shall not be responsible for any underwriter fees or commissions (or the fees and expenses of underwriter’s counsel) in connection with the Demand Registration and such fees, commissions and expenses shall be borne by the CP Parties.

8.	The right to effect a Demand Registration granted by the Company to the CP Parties may not be transferable, except with the prior written consent of the Company.

9.	The CP Parties acknowledge that, in the aggregate, such parties are holders of a majority of the Restricted Shares and Unrestricted Shares as of the date of this letter agreement.

10.
This letter agreement, including the validity hereof and the rights and obligations of the parties hereunder, the performance of the transactions and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

11.
Each party, for itself, its personal representatives, legatees, heirs and assigns, hereby consents to the personal jurisdiction of the courts of the County and State of New York located in New York, New York and of the United States District Court for the Southern District of New York, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this letter agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to such party at the address provided herein, and that any actions therein may be consolidated in a single action.  Such party also agrees not to bring any dispute or controversy arising under or in connection with this letter agreement in any other court.  Each party waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect such dispute or controversy.  Nothing contained herein shall be deemed to prevent any of the parties hereto from effecting service or process upon any party in any other manner permitted by law or from commencing any action in any other court having competent jurisdiction.

12.	This letter agreement may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.	Any notices delivered pursuant to this letter agreement shall be subject to the notice provisions set forth in Section 9 of the Agreement.

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CATTERTON PARTNERS VI, L.P.

By:	Catterton Managing Partner VI, L.L.C.
Its:	General Partner

By:	CP6 Principals, L.L.C.
Its:	Managing Member

By:	/s/ Scott Dahnke
Name:	Scott Dahnke
Title:	Authorized Signatory

CATTERTON PARTNERS VI OFFSHORE, L.P.

By:	Catterton Managing Partner VI, L.L.C.
Its:	General Partner

By:	CP6 Principals, L.L.C.
Its:	Managing Member

By:	/s/ Scott Dahnke
Name:	Scott Dahnke
Title:	Authorized Signatory

CP6 INTEREST HOLDINGS, L.L.C.

By:	CP6 Principals, L.L.C.
Its:	Managing Member

By:	/s/ Scott Dahnke
Name:	Scott Dahnke
Title:	Authorized Signatory

CPVI COINVEST, LLC

By:	Catterton Management Company, L.L.C.
Its:	Manager

By:	/s/ Scott Dahnke
Name:	Scott Dahnke
Title:	Authorized Signatory

Acknowledged and agreed
as of the date first written above:

THOR INDUSTRIES, INC.

By:          /s/ Peter B. Orthwein
Name:     Peter B. Orthwein
Title:       President and Chief Executive Officer